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                                                                    EXHIBIT 10.5


                        SIXTH AMENDMENT TO MASTER CREDIT
                             AND SECURITY AGREEMENT

         This Sixth Amendment to Master Credit and Security Agreement is made and entered into as of December 1, 1999, by and between First American National Bank, a national banking association, with its principal place of business at First American Center, Nashville, Tennessee, 37237 (hereinafter referred to as "First American"), in its capacity as the lender under the Working Capital Line and as Administrative Agent, GMAC Commercial Mortgage Corporation, with offices for purposes of this Agreement at 2200 Woodcrest Place, Suite 305, Birmingham, Alabama, 35209 (hereinafter referred to as "GMAC"), in its capacity as the lender under the Acquisition Line (First American and GMAC are sometimes referred to individually herein as "Lender", and collectively herein as the "Lenders"), Advocat Inc., a Delaware corporation (hereinafter referred to as "Advocat"), Diversicare Management Services Co. (the "Borrower"), a Tennessee corporation and wholly-owned subsidiary of Advocat, Advocat Finance, Inc. ("AFI"), a Delaware corporation and wholly-owned subsidiary of the Borrower, Diversicare Leasing Corp. ("DLC"), a Tennessee corporation and wholly-owned subsidiary of AFI, Advocat Ancillary Services, Inc. ("AAS"), a Tennessee corporation and wholly-owned subsidiary of the Borrower, Diversicare Canada Management Services Co., Inc. ("DCMS"), a corporation organized under the laws of Canada and wholly-owned subsidiary of DLC, Diversicare General Partner, Inc. ("DGP"), a Texas corporation and wholly-owned subsidiary of DLC, First American Health Care, Inc. ("FAHC"), an Alabama corporation and wholly-owned subsidiary of DLC, Diversicare Leasing Corp. of Alabama ("DLCA"), an Alabama corporation and wholly-owned subsidiary of DLC, and Advocat Distribution Services, Inc. ("ADS"), a Tennessee corporation and wholly-owned subsidiary of the Borrower (DLC, AAS, DCMS, DGP, FAHC, ADS, DLCA and AFI, together with any other subsidiaries of Advocat (or any Subsidiary) formed or acquired after the date hereof, are sometimes hereinafter referred to collectively as the "Subsidiaries"),

                              W I T N E S S E T H:

         WHEREAS, pursuant to the terms of a Master Credit and Security Agreement dated as of December 27, 1996 (the "Loan Agreement"), by and between the Lenders, Advocat, the Borrower and the Subsidiaries, the Lenders agreed to loan to the Borrower, Advocat and the Subsidiaries sums not to exceed $50,000,000, including a $10,000,000 Working Capital Line to be funded by First American (capitalized terms not otherwise defined herein shall have meanings ascribed to such terms in the Loan Agreement); and,

         WHEREAS, at Borrower's request, First American has provided a temporary increase in the Working Capital Line in the amount of $3,500,000 (the "Overline Facility"); and,

         WHEREAS, at Borrower's request, First American is renewing and extending the Working Capital Line in the amount of $10,000,000.00 (the "Working Capital Line"); and

         WHEREAS, First American has agreed to extend the maturity date of the Overline Facility and the Working Capital Line until February 28, 2000; and





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         WHEREAS, Borrower and Lenders desire to amend the Loan Agreement to reflect such renewal and to modify certain other provisions of the Loan
Agreement,

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. Extension of Overline Facility. The maturity date of the Overline Facility is hereby extended to February 28, 2000.

         2. Extension of Working Capital Line. The maturity date of the Working Capital Line is hereby extended to February 28, 2000.

         3. Interest Rate. Section 2.6(a) of the Loan Agreement is hereby deleted and replaced with the following:

                  a. Working Capital Line. Interest on so much of the principal balance of the Working Capital Line as may be outstanding from time to time shall accrue at a floating rate per annum equal to the Index Rate.

         4. Waiver of Defaults. Borrower acknowledges that Borrower is in Default due to noncompliance with Sections 5.6(a), (b), (c) and (d) of the Loan Agreement as of September 30, 1999. Subject to the terms of this Amendment, Lenders hereby waive the existing Defaults described above for the period ending September 30, 1999 only. The foregoing waiver by the Lenders is limited to the specific Defaults described in this Section and for the period ending September 30, 1999, and shall not be deemed to be a waiver of any other Default under the Loan Agreement.

         5. Fees and Expenses. Borrower shall pay all reasonable costs and expenses incurred by First American in connection with the transactions contemplated herein.

         6. Guarantors. The Guarantors have joined in this Agreement for purposes of consenting to this Amendment.

         7. Consent of GMAC. To the extent required by the Loan Agreement, GMAC has executed this Agreement for purposes of consenting to the terms of this Fifth Amendment.

         8. Restatement and Ratification. The Borrower, Advocat and the Subsidiaries hereby restate and ratify all of the representations and warranties contained in the Loan Agreement, as of the date hereof, and each hereby acknowledge and confirm that the terms and conditions of the Loan Agreement, as amended hereby, remain in full force and effect.

                  (Remainder of Page Intentionally Left Blank)



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         IN WITNESS WHEREOF, the parties hereto have executed this Sixth
Amendment as of the day and date first above written.

FIRST AMERICAN NATIONAL BANK, a             DIVERSICARE MANAGEMENT SERVICES CO.,
national banking association                a Tennessee corporation


BY: /s/ Sandra G. Hamrick                   BY: /s/ Richard B. Vacek, Jr.
    --------------------------------            --------------------------------
    Sandra G. Hamrick, Vice President       TITLE: Executive VP--CFO
                                                   -----------------------------
           "FIRST AMERICAN"                             "BORROWER"



GMAC-COMMERCIAL MORTGAGE                    ADVOCAT INC., a Delaware corporation
CORPORATION, a California corporation


BY:                                         BY: /s/ Richard B. Vacek, Jr.
    --------------------------------            --------------------------------

TITLE:                                      TITLE: Executive VP--CFO
       -----------------------------               -----------------------------
               "GMAC"                                      "ADVOCAT"


DIVERSICARE LEASING CORP.,
a Tennessee corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------






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         (SIGNATURE PAGE FOR CREDIT AND SECURITY AGREEMENT - Continued)




ADVOCAT ANCILLARY SERVICES,
INC., a Tennessee corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE CANADA
MANAGEMENT SERVICES CO.,
INC., an Ontario, Canada corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE GENERAL
PARTNER, INC., a Texas corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


FIRST AMERICAN HEALTH CARE,
INC., an Alabama corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


ADVOCAT DISTRIBUTION SERVICES,
INC., a Tennessee corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------



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         (SIGNATURE PAGE FOR CREDIT AND SECURITY AGREEMENT - Continued)



ADVOCAT FINANCE, INC., a
Delaware corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE LEASING CORP. OF
ALABAMA, INC., an
Alabama corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE ASSISTED LIVING
SERVICES, INC., a Tennessee
corporation


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE ASSISTED LIVING
SERVICES NC, LLC, a Tennessee
limited liability company


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------



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         (SIGNATURE PAGE FOR CREDIT AND SECURITY AGREEMENT - Continued)



DIVERSICARE ASSISTED LIVING
SERVICES NC I, LLC,


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------


DIVERSICARE ASSISTED LIVING
SERVICES NC I, LLC,


BY: /s/ Richard B. Vacek, Jr.
    --------------------------------
TITLE: Executive VP--CFO
       -----------------------------

                   "SUBSIDIARIES"




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